Exhibit 99.2 Supplemental Financial Information

PLUM CREEK TIMBER COMPANY, INC. CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
	Year Ended
	December 31, 2005	December 31, 2004
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$764	$694
Real Estate	292	303
Manufacturing	504	518
Other	16	13

Total Revenues	1,576	1,528

Costs and Expenses:
Cost of Goods Sold:
Timber	418	368
Real Estate	152	149
Manufacturing	463	449
Other	3	4

Total Cost of Goods Sold	1,036	970

Selling, General and Administrative	92	86

Total Costs and Expenses	1,128	1,056

Gain on Sale of Other Assets	--	5

Operating Income	448	477

Interest Expense, net	109	111

Income before Income Taxes	339	366

Provision for Income Taxes	8	27

Income from Continuing Operations	331	339

Gain on Sale of Properties, net of tax	23	23

Net Income	$354	$362

Income from Continuing Operations per Share
- Basic	$1.80	$1.85
- Diluted	$1.79	$1.84

Net Income per Share
- Basic	$1.92	$1.97
- Diluted	$1.92	$1.97

Weighted Average Number of Shares Outstanding
- Basic	184.0	183.4
- Diluted	184.6	184.1

PLUM CREEK TIMBER COMPANY, INC. CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
	Quarter Ended
	December 31, 2005	December 31, 2004
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$192	$181
Real Estate	72	23
Manufacturing	121	122
Other	6	1

Total Revenues	391	327

Costs and Expenses:
Cost of Goods Sold:
Timber	110	99
Real Estate	47	9
Manufacturing	114	117
Other	1	1

Total Cost of Goods Sold	272	226

Selling, General and Administrative	24	24

Total Costs and Expenses	296	250

Operating Income	95	77

Interest Expense, net	29	27

Income before Income Taxes	66	50

Provision for Income Taxes	2	--

Income from Continuing Operations	64	50

Gain on Sale of Properties, net of tax	3	23

Net Income	$67	$73

Income from Continuing Operations per Share
- Basic	$0.34	$0.28
- Diluted	$0.34	$0.28

Net Income per Share
- Basic	$0.36	$0.40
- Diluted	$0.36	$0.40

Weighted Average Number of Shares Outstanding
- Basic	184.0	183.7
- Diluted	184.6	184.4

PLUM CREEK TIMBER COMPANY, INC. CONSOLIDATED BALANCE SHEETS (UNAUDITED)
	December 31, 2005	December 31, 2004
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$369	$347
Restricted Advance from Customer	23	4
Accounts Receivable	44	40
Like-Kind Exchange Funds Held in Escrow	30	11
Inventories	75	71
Deferred Tax Asset	17	10
Other Current Assets	16	16

	574	499

Timber and Timberlands - Net	3,961	3,595
Property, Plant and Equipment - Net	234	248
Investment in Grantor Trusts	26	29
Other Assets	17	7

Total Assets	$4,812	$4,378

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$161	$32
Short-Term Debt	50	--
Accounts Payable	45	41
Interest Payable	30	28
Wages Payable	25	25
Taxes Payable	18	22
Deferred Revenue	35	16
Other Current Liabilities	11	20

	375	184

Long-Term Debt	1,524	1,405
Lines of Credit	495	448
Deferred Tax Liability	39	45
Other Liabilities	54	56

Total Liabilities	2,487	2,138

Commitments and Contingencies

STOCKHOLDERS' EQUITY
Preferred Stock, $0.01 par value, authorized shares - 75.0,
outstanding - none	--	--
Common Stock, $0.01 par value, authorized shares - 300.6,
issued (including Treasury Stock) - 186.2 at December 31, 2005,
and 185.7 at December 31, 2004	2	2
Additional Paid-In Capital	2,181	2,168
Retained Earnings	186	111
Treasury Stock, at cost, Common Shares - 2.0	(44)	(43)
Other Equity	--	2

Total Stockholders' Equity	2,325	2,240

Total Liabilities and Stockholders' Equity	$4,812	$4,378

PLUM CREEK TIMBER COMPANY, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
	Year Ended
	December 31, 2005	December 31, 2004
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$354	$362
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 Loss Related to Hurricane in 2005 and $9 Lumber Mill Impairment Charge in 2004)	113	114
Basis of Real Estate Sold (Includes Impairment Losses of $1 in 2005 and $21 in 2004)	124	134
Deferred Income Taxes	(13)	9
Gain on Sales of Properties and Other Assets	(24)	(28)
Working Capital Changes	(36)	(12)
Other	(2)	3

Net Cash Provided By Operating Activities	516	582

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(89)	(70)
Timberlands Acquired	(501)	(66)
Proceeds from Sales of Properties and Other Assets
(Including Tax-Deferred Exchange Proceeds)	29	46
Other	(2)	(1)

Net Cash Used In Investing Activities	(563)	(91)

Cash Flows From Financing Activities:
Dividends	(279)	(260)
Borrowings under Line of Credit	2,468	2,147
Repayments of Borrowings under Line of Credit	(2,421)	(2,295)
Proceeds from Issuance of Short-Term Debt	50	--
Proceeds from Issuance of Long-Term Debt	297	--
Principal Payments and Retirement of Long-Term Debt	(53)	(33)
Proceeds from Stock Option Exercises	9	12
Acquisition of Treasury Stock	(1)	--
Other	(1)	--

Net Cash Provided by (Used In) Financing Activities	69	(429)

Increase In Cash and Cash Equivalents	22	62
Cash and Cash Equivalents:
Beginning of Year	347	285

End of Year	$369	$347

PLUM CREEK TIMBER COMPANY, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
	Quarter Ended
	December 31, 2005	December 31, 2004
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$67	$73
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $9 million Lumber Mill
Impairment Charge in 2004)	28	36
Basis of Real Estate Sold (Includes Impairment Losses of $1 in 2004)	42	7
Deferred Income Taxes	(8)	(3)
Gain on Sales of Other Assets	(2)	(23)
Working Capital Changes *	30	4
Other	(3)	3

Net Cash Provided By Operating Activities	154	97

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(36)	(21)
Timberlands Acquired *	(383)	(34)
Proceeds from Sales of Properties and Other Assets
(Including Tax-Deferred Exchange Proceeds)	2	19
Other	(1)	(1)

Net Cash Used In Investing Activities	(418)	(37)

Cash Flows From Financing Activities:
Dividends	(70)	(66)
Borrowings under Line of Credit	662	476
Repayments of Borrowings under Line of Credit	(668)	(495)
Proceeds from Issuance of Long-Term Debt	297	--
Principal Payments and Retirement of Long-Term Debt	(2)	--
Proceeds from Stock Option Exercises	5	3

Net Cash Provided by (Used In) Financing Activities	224	(82)

Decrease In Cash and Cash Equivalents	(40)	(22)
Cash and Cash Equivalents:
Beginning of Period	409	369

End of Period	$369	$347

* - During the fourth quarter of 2005, the company concluded that proceeds received from a like-kind exchange should be reflected as an investment activity under "Timberlands Acquired" in the period in which the proceeds were reinvested in timberland assets. Prior to the fourth quarter, the company reflected like-kind exchange proceeds as an investment activity under "Timberlands Acquired" in the quarter in which the company concluded that it was probable that the proceeds would be successfully reinvested in timberland assets. For the quarter ended December 31, 2005, "Working Capital Changes" and "Timberlands Acquired" includes $65 million of like-kind exchange proceeds that were reinvested in timberland assets, which was previously reported in the Cash Flow Statement for the nine months ended September 30, 2005. Prior year amounts have been reclassified to conform to this year's presentation. This change in presentation does not affect net income or operating income for any period, nor does it affect any amounts in the statement of cash flows for the years ended December 31, 2005 and 2004.

Plum Creek Timber Company, Inc. Segment Data (Unaudited)
	Twelve Months 2005	Twelve Months 2004
	(In Millions)

Revenues:
Northern Resources	$347	$325
Southern Resources	501	459
Real Estate	292	303
Manufacturing	504	518
Other	16	13
Eliminations	(84)	(90)

Total Revenues	$1,576	$1,528

Operating Costs and Expenses:
Northern Resources	$245	$225
Southern Resources	280	252
Real Estate	152	151
Manufacturing	474	460
Other	3	4
Other Costs and Eliminations	(26)	(36)

Total Costs and Expenses	$1,128	$1,056

Operating Income (Loss)
Northern Resources	$102	$100
Southern Resources	221	207
Real Estate	140	152
Manufacturing	30	58
Other	13	9
Other Costs and Eliminations	(58)	(54)
Gain on Sale of Other Assets	--	5

Total Operating Income	$448	$477

Plum Creek Timber Company, Inc. Segment Data (Unaudited)
	Fourth Quarter 2005	Fourth Quarter 2004
	(In Millions)
Revenues:
Northern Resources	$98	$83
Southern Resources	119	121
Real Estate	72	23
Manufacturing	121	122
Other	6	1
Eliminations	(25)	(23)

Total Revenues	$391	$327

Operating Costs and Expenses:
Northern Resources	$71	$58
Southern Resources	70	67
Real Estate	47	11
Manufacturing	117	121
Other	1	1
Other Costs and Eliminations	(10)	(8)

Total Costs and Expenses	$296	$250

Operating Income (Loss)
Northern Resources	$27	$25
Southern Resources	49	54
Real Estate	25	12
Manufacturing	4	1
Other	5	--
Other Costs and Eliminations	(15)	(15)

Total Operating Income	$95	$77

Plum Creek Timber Company, Inc. Selected Operating Statistics Unaudited)
		2005
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$ 38	$ 38	$ 36	$ 37	$ 37
Pulpwood	$/Ton Stumpage	$ 9	$ 9	$ 8	$ 7	$ 8

Northern Resources
Sawlog	$/Ton Delivered	$ 76	$ 77	$ 79	$ 77	$ 77
Pulpwood	$/Ton Delivered	$ 37	$ 37	$ 39	$ 38	$ 38

Lumber (1)	$/MBF	$ 483	$ 459	$ 440	$ 435	$ 454
Plywood (1)	$/MSF	$ 419	$ 422	$ 418	$ 444	$ 425
Fiberboard (1)	$/MSF	$ 449	$ 458	$ 441	$ 434	$ 446

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,899	1,899	1,553	1,624	6,975
Pulpwood	1,000 Tons	1,592	1,825	1,690	1,696	6,803

Total Harvest		3,491	3,724	3,243	3,320	13,778

Northern Resources
Sawlog	1,000 Tons	906	774	898	1,011	3,589
Pulpwood	1,000 Tons	499	319	467	529	1,814

Total Harvest		1,405	1,093	1,365	1,540	5,403

Lumber	MBF	102,857	105,028	103,099	96,003	406,987
Plywood	MSF	75,483	75,235	76,692	71,115	298,525
Fiberboard	MSF	61,806	61,843	62,231	62,407	248,287

(1) Represents prices at mill level.

		2004
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$ 37	$ 36	$ 36	$ 36	$ 36
Pulpwood	$/Ton Stumpage	$ 9	$ 8	$ 8	$ 7	$ 8

Northern Resources
Sawlog	$/Ton Delivered	$ 70	$ 72	$ 80	$ 78	$ 75
Pulpwood	$/Ton Delivered	$ 34	$ 34	$ 35	$ 36	$ 35

Lumber (1)	$/MBF	$ 452	$ 514	$ 532	$ 473	$ 473
Plywood (1)	$/MSF	$ 427	$ 482	$ 483	$ 444	$ 459
Fiberboard (1)	$/MSF	$ 379	$ 415	$ 436	$ 440	$ 418

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,719	1,488	1,670	1,761	6,638
Pulpwood	1,000 Tons	1,587	1,512	1,834	1,757	6,690

Total Harvest		3,306	3,000	3,504	3,518	13,328

Northern Resources
Sawlog	1,000 Tons	1,089	715	856	855	3,515
Pulpwood	1,000 Tons	534	301	436	452	1,723

Total Harvest		1,623	1,016	1,292	1,307	5,238

Lumber	MBF	102,373	100,174	103,671	99,763	405,981
Plywood	MSF	80,487	77,236	78,896	71,373	307,992
Fiberboard	MSF	61,437	65,053	64,100	55,610	246,200

(1) Represents prices at mill level.